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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 5, 2003


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-11)


                       Ameriquest Mortgage Securities Inc.
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             (Exact name of registrant as specified in its charter)
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 Delaware                            333-105982           33-0885129
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California 92868                                        10013
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: 714-564-0660
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                         Item 601(a) of
                         Regulation S-K
Exhibit No.              Exhibit No.                Description
-----------              -----------                -----------

1                        5.1, 8.1, 23.1             Opinion and Consent of
                                                    Thacher Proffitt & Wood LLP.
















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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 11, 2003


                                        AMERIQUEST MORTGAGE SECURITIES INC.


                                        By: /s/ Jule J. Keen
                                            -------------------------------
                                        Name:   Jule J. Keen
                                        Title:  EVP













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                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                   Description
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1                 5.1, 8.1, 23.1                Opinion and Consent of Counsel